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                                                                     Rule 497(e)
                                                               Reg. Nos. 33-1312
                                                                        811-4453

                                HSBC FUNDS TRUST

                          GOVERNMENT MONEY MARKET FUND
                        U.S. TREASURY MONEY MARKET FUND
                              CASH MANAGEMENT FUND
                      NEW YORK TAX-FREE MONEY MARKET FUND
                                 (the "Funds")

                       SUPPLEMENT DATED DECEMBER 3, 1996
                       TO PROSPECTUS DATED APRIL 24, 1996

     The following is a Supplement to the Funds' prospectus dated April 24, 1996 (the "Prospectus"). This Supplement should be read in conjunction with the Prospectus.

     Commercial paper purchased by the Fund will be, at the time of purchase, rated (or issued by an issuer with a similar security rated) in the highest short-term rating category by two or more NRSROs, or the only NRSRO rating the security, or if unrated, determined to be of comparable credit quality by the Adviser.

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     The Cash Management may invest in Corporate Debt Securities and the New
York Tax-Free Fund may invest in Municipal Bonds which are rated "A" or better by S & P or Moody's or receive comparable ratings from other NRSRO'S, or if not rated are determined to be of comparable credit quality by the Adviser.

     Bonds rated A by Moody's are judged to possess many favorable investment attributes and are to be considered as "upper medium grade obligations".

     Bonds rated A by S&P are regarded as upper medium grade, having a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     Municipal bonds which are rated "A" by Moody's are judged to possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Municipal bonds rate "A" by S&P are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

     In the event a security is downgraded after purchase by a Fund, the Adviser will not consult the Fund's Board of Trustees unless the security is downgraded to a level below that permitted for money market funds under Rule 2a-7 of the 1940 Act.

     Each Fund may invest in shares of other open-end, management investment companies that are money market funds reasonably believed to comply with Rule 2a-7 under the 1940 Act, subject to the limitations of the 1940 Act and subject to such investments being consistent with the overall objective and policies of the Fund making such investment, provided that any such purchases will be limited to shares of unaffiliated investment companies. The purchase of securities of other mutual funds results in duplications of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds

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including operating costs, and investment advisory and administrative fees.

     The Funds' diversification tests are measured at the time of initial purchase, and calculated as specified in Rule 2a-7 of the 1940 Act, which may allow the Funds to exceed the limits specified in the prospectus for certain securities subject to guarantees or demand features.